PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant    |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement           |_| Confidential, For Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to ss. 240.14a-12

                                SUPERCLICK, INC.

--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5.   Total fee paid:

     ---------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials:

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

     ---------------------------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     3.   Filing Party:

     ---------------------------------------------------------------------------

     4.     Date Filed:

     ---------------------------------------------------------------------------

================================================================================
                                SUPERCLICK, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MARCH 3, 2005

Superclick, Inc. hereby invites you, as one of our shareholders, to attend our annual meeting of shareholders either in person or by proxy. The meeting will be held at the Red Lion Hanalei Hotel, 2270 Hotel Circle North, San Diego, CA 92108., local time, for the purpose of considering and acting upon the following matters:

     1.   Electing three new directors for the ensuing year;

     2. To ratify the appointment of Bedinger & Company as the Company's independent certified public accountant for the fiscal year ending October 31, 2003 and 2004 respectively; and

     3. To transact any other business that may properly come before the meeting.

Only shareholders of record at the close of business on December 20, 2004 are entitled to receive notice of and to vote at the annual meeting or any adjournment of the meeting.



                                              By Order of the Board Of Directors


                                              __________________________________
                                              Todd M. Pitcher
                                              Chairman and  Acting Secretary

Dallas, Texas
February 10, 2005


     YOUR VOTE IS IMPORTANT. ALL SHAREHOLDERS ARE URGED TO ATTEND THE MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE FURNISHED FOR THAT PURPOSE. [GRAPHIC OMITTED]
================================================================================

                                SUPERCLICK, INC.
                                50001 LBJ FREEWAY
                                SUITE 700 PMB 172
                                 DALLAS TX 75244

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

     The board of directors of Superclick, Inc. ("Superclick") is soliciting the enclosed proxy for use at our annual meeting of shareholders to be held on Thursday, March 3, 2005, at 1:00 p.m., local time, or at any adjournments of the meeting. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders describe the purposes of the annual meeting. The meeting will be held at the Red Lion Hanalei Hotel, 2270 Hotel Circle North, San Diego, CA, 92108. These proxy solicitation materials were mailed on or about February 3, 2005 to all shareholders entitled to vote at the annual meeting.

                     QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:   WHAT AM I BEING ASKED TO VOTE ON?

     A:   (1)  The re-election of two directors and the election one nominee to serve on our board of directors; and

          (2) The ratification of Bedinger & Company as the Company's independent certified public accountant.

Q:   HOW DOES THE BOARD RECOMMEND I VOTE ON THIS PROPOSAL?

     A: Our board of directors recommends: a vote FOR the nominees for director; and FOR approval of the ratification of Bedinger & Company.

Q:   WHO IS ENTITLED TO VOTE?

     A: The record date for the annual meeting is December 20, 2004. Shareholders of record as of the close of business on that date are entitled to vote at the annual meeting.

Q:   HOW DO I VOTE?

     A: If you are the record holder of your shares, you may sign and date the enclosed proxy card and return it in the pre-paid envelope, vote via telephone or the internet following the instructions on the enclosed proxy card, or attend and vote at the annual meeting in person.

Q:   WHAT IF MY SHARES ARE HELD BY A BROKER?

     A: If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:   CAN I REVOKE MY PROXY LATER?

     A: Yes. You have the right to revoke your proxy at any time before the annual meeting by:

          (1) delivering a signed revocation or a subsequently dated, signed proxy card to the Secretary of Superclick before the annual meeting, or

          (2)  attending the annual meeting and voting in person.

               However, if you have delivered a valid proxy, your mere presence at the annual meeting will not, by itself, revoke that proxy.

Q:   HOW MANY SHARES CAN VOTE?

     A: As of the close of business on the record date of December 20, 2004, 25,163,773 shares of common stock were issued and outstanding. We have no other class of voting securities outstanding. Each share of common stock entitles its holder to one vote.

Q:   HOW IS A QUORUM DETERMINED?

     A: For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. Abstentions will be counted as present for quorum purposes.

Q:   WHAT CONSTITUTES A QUORUM?

     A: A quorum is a majority of the voting power of the shares entitled to vote at the annual meeting. Because there were 25,163,773 shares of common stock of our company outstanding as of the record date, we will need holders of at least 12,833,524 shares of common stock of our company present in person or by proxy at the annual meeting for a quorum to exist.

Q:   WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

     A: A plurality of the shares of common stock voted in person or by proxy is required to elect the nominees for directors. A plurality means that the three (3) nominees receiving the largest number of votes cast will be elected. Because directors are elected by plurality, abstentions and broker non-votes will be entirely excluded from the vote and will have no effect on the election of directors.

          To approve the ratification of Bedinger & Company as the Company's independent certified public accountant, holders of a majority of the shares represented at the annual meeting an voting on the applicable matter (which shares voting on the applicable matter must also constitute at least a majority of the required quorum) must vote in favor of the applicable proposal. With respect to these proposals, broker non-votes will be treated as shares that are not present and not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters) and abstentions will be treated as shares that are present but are not voting (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Thus, both broker non-votes and abstentions will be entirely excluded from the vote on these matters.

Q:   WHAT ARE BROKER NON-VOTES?

     A: "Broker non-votes" are shares held by brokers or nominees for which the broker or nominee lacks discretionary power to vote and never received specific voting instructions from the beneficial owner of the shares.

Q:   HOW WILL MY SHARES BE VOTED IF I RETURN A BLANK PROXY CARD?

     A: If you sign and send in your proxy card and do not indicate how you want to vote, we will count your proxy as a vote FOR the nominee named in this proxy statement, and FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant. If a broker or nominee who does not have discretion to vote has delivered a proxy but has failed to physically indicate on the proxy card that broker's lack of authority to vote, we will treat the shares as present and count the shares as votes FOR the nominee named in this proxy statement, and FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant.

Q:   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     A: Although we do not know of any business to be considered at the annual meeting other than the proposals described in this proxy statement, if any other business comes before the annual meeting, your signed proxy card gives authority to the proxyholder, Michael Corrigan to vote on those matters at their discretion.

Q:   WHAT IF A QUORUM IS NOT PRESENT AT THE MEETING?

     A: If a quorum is not present at the scheduled time of the annual meeting, we may adjourn the meeting, either with or without the vote of the shareholders. If we propose to have the shareholders vote whether to adjourn the meeting, the proxyholders will vote all shares for which they have authority in favor of the adjournment. We may also adjourn the meeting if for any reason we believe that additional time should be allowed for the solicitation of proxies. An adjournment will have no effect on the business that may be conducted at the annual meeting.

Q:   HOW MUCH STOCK DO SUPERCLICK'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

     A: As of December 20, 2004, our current directors and executive officers collectively had beneficial ownership (excluding options and warrants) of 7,812,755 shares, constituting approximately 31% of our outstanding shares. These persons have indicated that they currently intend to vote the shares held by them FOR the nominee named in this proxy statement, and FOR approval of the ratification of Bedinger & Company as the Company's independent certified public accountant.

Q:   WHO WILL BEAR THE COSTS OF THIS SOLICITATION?

     A: We will pay the cost of this solicitation of proxies by mail. Our officers and regular employees may also solicit proxies in person or by telephone without additional compensation. We will make arrangements with brokerage houses, custodians, nominees and other fiduciaries to send proxy materials to their principals, and we will reimburse these persons for related postage and clerical expenses.


                        PROPOSAL 1--ELECTION OF DIRECTORS

     The current term of office of Todd M. Pitcher and Hugh Renfro expire at the 2005 annual meeting. The board of directors proposes that these nominees be elected for a new term of three years and until his successor is duly elected and qualified. The persons named in the enclosed form of proxy intend, if authorized, to vote the proxies FOR the election as director of the persons named below as a nominees. If the nominees decline or are unable to serve as a director, which we do not anticipate, the persons named as proxies reserve full discretion to vote for any other person who may be nominated.

     The Company's Certificate of Incorporation provides that the Board of Directors shall consist of three classes of directors with overlapping three-year terms. One class of directors is to be elected each year with a term extending to the third succeeding Annual Meeting after election. The Certificate of Incorporation provides that the Board shall maintain the three classes so as to be as nearly equal in number as the then total number of directors permits. At the end of the fiscal year, the Company had 7 directors. On August 5, 2004 Ronald Fon resigned from the Board, and on August 6, 2004 the Board voted to fill Mr. Fon's seat with George Vesnaver. On January 1, 2005, Stephen Montague resigned from the board, having served his term of one year. The Board has determined to fill Mr. Montague's seat at the 2005 Shareholder's Meeting.

The three directors in Class III will be elected at the 2005 Annual Meeting to serve for a term expiring at the Company's Annual Meeting in 2008. The four directors in Class I and three directors in Class II are serving terms expiring at the Company's Annual Meeting of Shareholders in 2006 and 2007, respectively.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the three nominees specified in "Class III--Nominees for Directors with Terms Expiring in 2008" below, who now serve as directors with terms expiring at the 2005 Annual Meeting and until their successors are elected and qualified. If any such nominee for the office of director is unwilling or unable to serve as a nominee for the office of director at the time of the Annual Meeting, the proxies may be voted either (1) for a substitute nominee, who shall be designated by the proxy holders or by the present Board of Directors to fill such vacancy, or (2) for the other nominees only, leaving a vacancy. Alternatively, the size of the Board may be reduced so that there is no vacancy. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director. Such persons have been nominated to serve until the 2008 Annual Meeting of Shareowners and until their successors are elected and qualified.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE LISTED BELOW.

     INFORMATION AS TO NOMINEES FOR DIRECTORS AND CONTINUING DIRECTORS

     Listed below for each director, as reported to Superclick, is the Director's name, age and principal occupation for the past five years, his position, if any, with Superclick, and other directorships held.

     Class III

     Nominee for Directors with Terms Expiring in 2008

     TODD M. PITCHER, age 37 - Mr. Pitcher has been a director of Superclick since January, 2003. He has also been president and chief executive officer of Grand Prix Sports, Inc. from since January, 2003 and up to the date of Grand Prix Sports' acquisition of Superclick Networks, Inc. in October, 2003. He served president of 4Dcard, Inc. in 2002 through early 2003. Prior to that, he was an independent consultant since 2000.

     HUGH RENFRO, age 81 - Mr. Renfro has been a Director of our company since completion of the merger transaction with Superclick Networks, Inc. in October 2003. Prior to the merger, Mr. Renfro served as Secretary and Director of Grand Prix Sports, Inc. since March 2003. Mr. Renfro has extensive international business experience with more than 31 years spent overseas with the Arabian-American Oil Company, Cia Petrolera Chevron and the Arabian Chevron Oil Company working in government relations, marketing and the establishment of joint venture operations.

     PAUL GULYAS, age 48 - Mr Gulyas has more than 27 years of diverse industrial experience in IT systems and products, military/government systems, air traffic and vessel traffic management systems as well as border control and security solutions in companies from the very small to the very large. He is currently responsible for the OEM program within IBM Canada's mid-market business unit. Previously he was President of IOTA Information Management and is a founding partner of the consulting firm TACTexe Incorporated. Mr. Gulyas has a BSc in Physics from McMaster University in Hamilton, Ontario.

     Class II

     Continuing Directors with Terms Expiring in 2007

     SANDRO NATALE, age 36 - Mr. Natale also serves as V.P. of Business Development of Superclick Networks. Mr. Natale has 15 years experience in the technology and system integration business. Prior to joining the Superclick Networks Team in 2001, Mr. Natale was President and of founder of I.T.S services a successful IT services integrator which was later purchased by GSI Technologies. Mr.Natale served as V.P. of sales and marketing where he assumed increasing responsibilities in various organizational units, including, revenue planning, regulation, marketing, sales operations and information systems. Mr. Natale holds a B.Sc. in computer science with several technical certifications.

     ROBERT MACFARLANE age 37 - Mr. MacFarlane has been a Director of our company since completion of the merger transaction with Superclick Networks, Inc. in October 2003. Prior to the merger, Mr. MacFarlane served as President of Superclick Networks, Inc. and was the sole founder of the company. Prior to that, Mr. MacFarlane served as VP of Business Development for CDS Communications Group. He also founded Total Networking S.L. in Spain, a company dedicated to providing Internet dialup connection solutions. Mr. MacFarlane holds a B.A. in Sociology and Business from Bishop's University.


     Class III

     Continuing Directors with Terms Expiring in 2006

     JACOBO MELCER, age 65 - Mr. Melcer has been a Director of our company since January 2004. Mr. Melcer is also Chairman and President of Frontcom.com, Inc., a provider of broadband services for Mexico/US border towns. He is the founder and serves as a Director of CPM Electronics Inc., a leading distributor of telecommunications and electronics products in Latin America. Mr. Melcer is also Founder of Grupo MEXEL, Mexico's leading high technology integrator for the last 30 years. In addition, Mr. Melcer is a founder of ACT Networks, a publicly traded U.S. company that is a world-leader in frame-relay technology and has served on ACT's Board of Directors through the public offering. Mr. Melcer holds a degree in Physics from the Universidad National Autonoma de Mexico (UNAM) with a Masters Degree in Oceanography.

     GEORGE VESNAVER - age 47. Mr. Vesnaver has been a Director of our company since August, 2004. Mr. Vesnaver is currently Director of Hewlett Packard's (HWP-NYSE) Software Business Unit, and has been with HP for more than 20 years. His experience spans a number of areas including consulting, sales and distribution of enterprise software solutions to companies of all sizes. Mr. Vesnaver holds a bachelor's degree in electrical engineering from Concordia University and an MBA in international business and finance from McGill University. .

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Effective October 10, 2003, Todd M. Pitcher became a consultant to Superclick, Inc. Under the terms of his agreement, Superclick pays Mr. Pitcher a monthly fee of $1,250.00 plus reimbursement for expenses incurred.


           BOARD OF DIRECTORS AND COMMITTEES OF OUR BOARD OF DIRECTORS

     Our board of directors held four regular meetings and no special meeting during fiscal 2004. Each of the directors attended at least 75% of the total number of meetings of the board held while he was a director and of each committee on which he served during the period in which he served as a member of that committee. Our board has established the committees described below, and may establish others from time to time.


NOMINATING AND COMPENSATION COMMITTEE

     The Compensation Committee was formed in August, 2004 and consists of Messrs. Pitcher, Melcer and MacFarlane. The Compensation Committee establishes remuneration levels for our executive officers, reviews management organization and development and reviews significant employee benefit programs. In addition, the Committee identifies individuals qualified to become members of the board of directors, develops and recommends to the board a set of corporate governance principles applicable to our company, and takes such other actions within the scope of its charter as the Committee deems necessary or appropriate. A copy of the charter of the Nominating and Compensation Committee can be found in the Corporate Governance section of our Web site at www.superclick.com.

     Since the our acquisition of Superclick Networks, Inc. in October, 2003, we have not received nominations from any shareholders for directors other than our current board members. Accordingly, the Nominating and Compensation Committee has not at this time adopted a formal policy by which our shareholders may recommend director candidates, however the Committee will consider candidates recommended by shareholders. A shareholder wishing to submit such a recommendation should send a letter to the Secretary of our company at 5001 LBJ Freeway, Suite 700 PMB 173, Dallas, TX 75244. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation." The letter must identify the author as a shareholder and provide a brief summary of the candidate's qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board should have relevant business and financial experience, and they must be able to read and understand fundamental financial statements. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by anyone else, although the Nominating and Compensation Committee may prefer candidates who are personally known to the existing directors and whose reputations are highly regarded. The Committee will consider all relevant qualifications as well as the needs of our company in terms of compliance with listing standards and Securities and Exchange Commission rules.

     Our Nominating and Compensation Committee recommended to our board of directors the nomination for election and re-election to our board of each of the above nominees.

SHAREHOLDER COMMUNICATION WITH OUR BOARD OF DIRECTORS

     Shareholders who wish to communicate with our board of directors or with a particular director may send a letter to the Secretary of our company at 5001 LBJ Freeway, Suite 700 PMB 173, Dallas, TX 75244.. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication" or "Shareholder-Director Communication." All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors. Our board encourages but does not require board member attendance at our annual meeting. All members of our board attended last year's annual meeting.

COMPENSATION OF DIRECTORS

     Our board of directors consists of 7 authorized members. Each director, excluding Sandro Natale, who is a full-time employee, is entitled to receive stock in lieu of an annual cash fee of $15,000 plus expenses to be paid the first month of each fiscal year. Our Chairman of the Board, Todd M. Pitcher receives stock in lieu of an annual cash fee of $20,000 plus expenses to be paid the first month of the fiscal year for services performed in his capacity of Chairman of our board of directors.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of our Compensation Committee is a former or current officer or employee of our company; however, Todd Pitcher is a consultant to our company. One executive officer, Sandro Natale, service as a member of the board of directors.

CODE OF ETHICS

     Our company has adopted a code of ethics that applies to our chief executive officer, chief financial officer and controller. A copy of the code of ethics can be found in the Corporate Governance section of our Web site at http://www.superlclick.com.

EQUITY SECURITY OWNERSHIP OF MANAGEMENT AND OTHER BENEFICIAL OWNERSHIP

The following table sets forth certain information regarding beneficial ownership of our common stock as of October 31, 2004, by (i) each person known by us to be the beneficial ownership of more than 5 percent of the outstanding common stock, (ii) each director, (iii) each executive officer, and (iv) all executive officers and directors as a group. The number of shares beneficially owned is determined under the rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the date hereof, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. Unless otherwise indicated, the address of each of the following persons is 5001 LBJ Freeway, Suite 700 PMB 173, Dallas, TX, 75244.


                                                             SHARES      PERCENT
                                                          BENEFICIALLY     OF
NAME                                                         OWNED       CLASS
-----------------------------------------------------     ----------     -------

Robert G. MacFarlane.................................      3,630,611       14.4%

Sandro Natale .......................................      3,526,100       14.0%

John Glazik .........................................        368,660        1.4%

Claude Smith ........................................         50,000       *

Todd M. Pitcher .....................................         53,571       *

Hugh Renfro .........................................         53,571       *

Jacobo Melcer .......................................         53,571       *

Steve Montague ......................................         53,571       *

George Vesnaver .....................................         23,100       *

All directors and
officers as a group .................................      7,812,755         31%

(*) means less than 1.0%

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon our review of forms filed by directors, officers and certain beneficial owners of our common stock (the "Section 16 Reporting Persons") pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, the Executive Officer and Director's Form 3 Statements of Initial Beneficial Ownership were filed late due to changes in our edgar filing vendor.

RECOMMENDATION OF SUPERCLICK, INC.'S BOARD OF DIRECTORS

     The three (3) nominees receiving the highest number of votes will be elected to the board of directors. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE ABOVE NOMINEES AS A DIRECTOR.

                               OTHER INFORMATION

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by our chief executive officer, chief financial officer and the other highest-paid executive officers serving as such at the end of 2004 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of Superclick, Inc. received compensation in excess of $100,000 during fiscal year 2004.


                                       SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------
                                                                          LONG-TERM
                                                                         COMPENSATION      ALL OTHER
                                                                            AWARDS       COMPENSATION
--------------------------------------------------------------------------------------------------------
                                                                                          SECURITIES
                                                                         OTHER ANNUAL     UNDERLYING
NAME AND PRINCIPLE POSITION         YEAR    SALARY (US$)   BONUS (US$)   COMPENSATION    OPTIONS/SARS (#)
--------------------------------------------------------------------------------------------------------
John Glazik                         2004    $    90,000    $   10,000             ---    884,784     ---
Chief Executive Officer and         2003            ---           ---             ---        ---     ---
President                           2002            ---           ---             ---        ---     ---
--------------------------------------------------------------------------------------------------------
Claude Smith                        2004    $    75,000           ---             ---    300,000     ---
Chief Financial Officer             2003            ---           ---             ---        ---     ---
                                    2002            ---           ---             ---        ---     ---
--------------------------------------------------------------------------------------------------------
Sandro Natale                       2004    $    57,000           ---             ---        ---     ---
VP Sales                            2003    $    42,000           ---             ---        ---     ---
                                    2002    $    26,000           ---             ---        ---     ---
--------------------------------------------------------------------------------------------------------

     OPTIONS

On March 4, 2004, the Company awarded its CEO a non-qualified stock option to purchase 884,784 shares of common stock of the Company at an exercise price of $.50 per share with an expiration date of March 3, 2006. The options vest and become exercisable at a rate of 36,866 per month over a twenty-four month period.

On June 1, 2004, the Company awarded employees non-qualified stock options to purchase 720,000 shares of common stock of the Company at an exercise price of $.50 per share with an expiration date of June 1, 2006. The options vest and become exercisable at a rate of 90,000 per quarter over a twenty-four month period.

On September 1, 2004, the Company awarded its CFO a non-qualified option to purchase 300,000 shares of common stock of the Company at an exercise price of $.65 per share with an expiration date of September 1, 2010. The options vest and become exercisable at a rate of 12,500 per month over a twenty-four month period.

The Company has recorded compensation expense of $86,475 through October 31, 2004 as the option's prices were less than the fair market value of the Company's stock on the award dates. The compensation amount is amortized over the options' vesting periods.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information regarding the stock options granted by the Company to the named executive officers during the fiscal year ended October 31, 2004. Other than those persons listed in the following table, we did not grant any stock options to any other named executive officers.


                OPTION GRANTS IN LAST FISCAL YEAR
                INDIVIDUAL GRANTS
                ----------------------------------------------------------------
                NUMBER OF
                SECURITIES%      % OF TOTAL
                UNDERLYING       OPTIONS         EXERCISE OR
                OPTIONS          GRANTED TO      BASE PRICE      EXPIRATION
NAME            GRANTED (#)      EMPLOYEES       ($/SH)          DATE
-------------   ---------------- --------------  --------------- ---------------
John Glazik              884,784           46.4%           $0.50      03/03/2010
Claude Smith             300,000           15.7%           $0.65      09/01/2010


     EMPLOYEE INCENTIVE PLANS

     On April 8, 2004, the Board of Directors of the Company adopted the 2004 Incentive Stock Option Plan. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

     The total number of shares of Stock set aside for Awards may be granted under the Plan shall be 2,000,000 shares. The Company may issue each of the following under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award The Plan was effective April 9, 2004 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

The following table summarizes the Company's stock option activity for the year ended October 31:

                                                            2004
                                        --------------------------------------
                                                            WEIGHTED AVERAGE
                                              SHARES         EXERCISE PRICE
                                        ---------------    -------------------
Outstanding at beginning of period                   --    $                --

Granted                                       1,904,784                   0.51

Forfeited                                            --                     --
                                        ---------------    -------------------
Outstanding at end of year                    1,904,784    $              0.51
                                        ===============    ===================
Options exerciseable at year end                390,562
                                        ===============


EMPLOYMENT CONTRACTS

JOHN GLAZIK - John Glazik was appointed President and Chief Executive Officers on March 4, 2004. Mr. Glazik's employment with Superclick is governed by an employment agreement which provides for an initial term of two years that may be extended for additional (1) year periods thereafter. Mr. Glazik is entitled to receive a base salary of US$90,000 in the first full year under employment and $140,000 in the second full year of employment.

CLAUDE SMITH - Claude Smith was appointed Chief Executive Officer on August 30, 2004. Mr. Smith's employment with Superclick is governed by an employment agreement which provides for an initial term of one year that may be extended for additional (1) year periods thereafter. Mr. Smith is entitled to receive a base salary of US$75,000 in the first full year under employment and $90,000 in the second full year of employment.

SANDRO NATALE - Upon completion of the merger transaction with Superclick Networks, Inc. on October 7, 2003, Sandro Natale was appointed VP of Business Development. Mr. Natale's employment with us is governed by an employment agreement originally entered into between he and Superclick Networks, Inc., which we assumed following the merger. The agreement provides for term of employment that may be extended for additional one (1) year periods thereafter. Mr. Natale was entitled to receive a base salary equal to $57,000.

     THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH THAT APPEARS AFTER THE REPORT SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

     BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the board of directors is responsible for oversight of executive compensation and review of Superclick Inc.'s' overall compensation programs.

COMPENSATION PHILOSOPHY

     Generally, Superclick, Inc.'s compensation programs are designed to attract, retain, motivate and appropriately reward individuals who are responsible for Superclick's short- and long-term profitability, growth and return to shareholders. The overall compensation philosophy followed by the Committee is to pay competitively while emphasizing qualitative indicators of corporate and individual performance.

EXECUTIVE COMPENSATION

     The Committee also uses stock option awards made under the Superclick, Inc.'s 2004 Stock Incentive Plan to provide various incentives for key personnel, including executive officers. Stock options are priced at the fair market value of the common stock of Superclick Inc. on the date of the grant, and typically vest at the rate of 33 1/3% per year over three years, unless determined otherwise by the board or other committee overseeing the Plan.

     John Glazik and Claude Smith each received stock option awards in fiscal 2004. The Committee also periodically makes recommendations to the board of directors for additional stock option awards for eligible individuals, including executive officers, based upon a subjective evaluation of individual current performance, assumption of significant responsibilities, anticipated future contributions, and/or ability to impact overall corporate and/or business unit financial results.

     To the extent readily determinable, and as one of the factors in its consideration of compensation matters, the Compensation Committee also considers the anticipated tax treatment to Superclick, Inc. and to the executives of various payments and benefits, specifically in consideration of Section 162(m) of the Internal Revenue Code. The Committee will not, however, limit executive compensation to that which is deductible.

CHIEF EXECUTIVE COMPENSATION

     Mr. Glazik became Chief Executive Officer of Superclick, Inc. in March, 2004. During fiscal 2004, Mr. Glazik received a base salary of $90,000 and a management bonus of $10,000 for the fiscal year 2004, pursuant to the terms of his employment agreement. In addition, Mr. Glazik received 884,874 stock options to purchase shares of the Company at $.50 (see "Employment Contracts" above). In March, 2005 pursuant to recommendation of the Compensation Committee, and Mr. Glazik's employment contract the annual base salary of Mr. Glazik will be increased to $140,000 and his employment agreement will be extended to March, 2006.

     Effective August 31, 2004, pursuant to recommendation of the Compensation Committee, the Board approved an employment agreement with Claude Smith pursuant to which Mr. Smith will serve as the Company's Chief Financial Officer. The employment agreement has an initial term of one year and, in the absence of advance written notice by either party to the other, will be automatically extended for an additional year on each anniversary of the effective date of the employment agreement. The employment agreement provides for the payment of an annual base salary of $75,000 and 300,000 stock options to purchase shares of the Company at an exercise price of $.65 per share. The stock option vests ratably, at a rate of 1/24th per month provided that Employee is employed on each vesting date and will be fully vested twenty-four (24) months from the date of grant provided that Employee has been continuously employed for the entire twenty four months. In the event of an Approved Transaction or Control Purchase of Superclick, Inc., Employee will have the right to have the options vest immediately, both upon the closing of such a Transaction or Purchase.

                                                       COMPENSATION COMMITTEE

                                                       Todd M. Pitcher
                                                       Jacobo Melcer
                                                       Robert MacFarlane

                    PROPOSAL 2 - RATIFICATION OF SELECTION OF
                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Bedinger & Company LLP has been selected as the Company's independent registered public accountants for the fiscal year ending October 31, 2005. Shareholder ratification of the selection of Bedinger & Company LLP as the Company's independent registered public accountants is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Bedinger & Company LLP for shareholder ratification as a matter of good corporate practice. Bedinger & Company LLP has audited the Company's financial statements since 2000. Notwithstanding the selection, the Board, in its discretion, may direct appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its shareholders. A representative of Bedinger & Company LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

Ratification of the appointment of Bedinger & Company LLP as the Company's independent registered public accountants for fiscal year 2005 will require the affirmative vote of the holders of at least a majority of the outstanding Common Stock represented in person or by proxy at the Annual Meeting. All of the directors and executive officers of the Company have advised the Company that they will vote their shares of Common Stock "FOR" the ratification of the appointment of Bedinger & Company LLP as the Company's independent registered public accountants for fiscal year 2005. If the holders of at least a majority of the outstanding Common Stock fail to ratify the appointment of Bedinger & Company LLP as the Company's independent registered public accountants, the Audit Committee will consider such failure at a subsequent meeting of the Audit Committee and determine, in its discretion, what actions it should take, if any.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU

                  VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF
              BEDGINGER & COMPANY LLP AS THE COMPANY'S INDEPENDENT
               REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2005.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Bedinger & Company is the independent accountant for the Company for fiscal 2004. The Company's independent accountant is appointed by the Company's Board of Directors. The Board has reappointed Bedinger & Company as the Company's independent accountant for fiscal 2005. Representatives of Bedinger & Company are expected to be present at the annual meeting of shareholders and will have an opportunity to make a statement at the annual meeting if they so desire. The representatives are also expected to be available to respond to appropriate questions.

INDEPENDENT ACCOUNTANT FEES AND SERVICES

     The aggregate fees billed for professional services rendered by Bedinger & Company for the audit of the Registrant's annual financial statements and review of the financial statements included in the Registrant's Forms 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2004 were $78,875. Additionally, Bedinger & Company has charged $5,000 for tax preparation services for fiscal year 2004.

     The Company does not have an audit committee. The Board of Directors of the Registrant approved all of the services rendered to the Registrant by Bedinger & Company for fiscal years 2004.

     Audit Fees

     Audit fees relate to services rendered in connection with the annual audit of the Company's financial statements, quarterly reviews of financial statements included in the Company's quarterly and annual reports on Form 10-Q and Form 10-K.

     Audit Related Fees

     Audit related fees consisted principally of fees relating to due diligence services and fees for certain SEC registration statement services.

     Tax Fees

     Tax services consisted of fees for tax consultation and tax compliance services. All Other Fees

     There were no other fees incurred during fiscal 2004. The Board has concluded that the provision of non-audit services by our principal independent accountants is compatible with maintaining auditor independence. Our pre-approval policy is that all audit and non-audit services provided by our principal independent accountants must be approved in advance by the Board. 100% of the services performed by Bedinger & Company during fiscal 2004 were approved in advance by the Board.

                SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

     Shareholder proposals which are intended to be presented by shareholders at our 2006 annual meeting of shareholders must be received by the Secretary of our company at our principal executive offices no later than November 18, 2005, in order to be considered for inclusion in the proxy statement and form of proxy/voting instruction card relating to that meeting pursuant to Rule 14a-8 under the Securities Exchange Act. In addition, our Bylaws require that, among other things, shareholders give written notice of any proposal or the nomination of a director to the Secretary of our company not less than 60 days nor more than 90 days prior to the scheduled 2006 annual meeting of shareholders. We currently anticipate that our 2006 annual meeting of shareholders will be held on March 3, 2006. Shareholder proposals or the nominations for director that do not meet the notice requirements set forth above will not be acted upon at the 2006 Annual Meeting.

                                     GENERAL

     Our annual report to shareholders accompanying this proxy statement includes our Form 10-K for our fiscal year ended October 31, 2004, that was filed with the Securities and Exchange Commission on January 28, 2005. Our financial statements, as contained in pages F-1 through and including F-33 of the Form 10-K, are incorporated by reference into this proxy statement.

     As of the date of this proxy statement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the accompanying Notice of Annual Meeting of Shareholders and described in this proxy statement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.



                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Todd M. Pitcher
                                              Secretary

Dallas, Texas
February 10, 2005

                                      PROXY

                                SUPERCLICK, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR ANNUAL MEETING, MARCH 3, 2005

     The undersigned, a shareholder of SUPERCLICK, INC., a Washington corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and a copy of the Company's Annual Report to Shareholders for its fiscal year ended October 31, 2004; and, revoking any proxy previously given, hereby constitutes and appoints Michael L. Corrigan Esq. and Robert MacFarlane, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Red Lion Hanalei Hotel, 2270 Hotel Circle North, San Diego, CA 92108, on March 3, 2005 at 1:00 p.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

================================================================================
                        ANNUAL MEETING OF SHAREHOLDERS OF

                                SUPERCLICK, INC.

                                  MARCH 3, 2005

                   PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD
                  IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

   / PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. /

================================================================================

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES,
     "FOR" THE PROPOSED AMENDMENT TO THE 2001 STOCK INCENTIVE PLAN AND "FOR"
                       THE EMPLOYEE STOCK PURCHASE PLAN.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|


                              ELECTION OF DIRECTORS

1.   TODD M PITCHER____________________________________    |_|    |_|    |_|

2.   HUGH RENFRO_______________________________________    |_|    |_|    |_|

3.   PAUL GULYAS_______________________________________    |_|    |_|    |_|

                               APPOINTMENT OF CPA
4.   BEDINGER & COMPANY________________________________    |_|    |_|    |_|

                                                           FOR  AGAINST ABSTAIN

                        ___________________      ____________                          ___________________       ____________
Signature of Shareholder                    Date:              Signature of shareholder                     Date:
                        ___________________      ____________                          ___________________       ____________

     Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

================================================================================